UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2023

TEMPUR SEALY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	TPX	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
EXPLANATORY NOTE
________________

This filing is being made to correct the inadvertent inclusion of additional figures in the table that set forth the results of election of the Company's nominees for director at the Company's Annual Meeting of Stockholders in the initial filing of the Form 8-K on May 11, 2023.

(a)	The Company's Annual Meeting of Stockholders was held on May 11, 2023.
(b)	Of the 172,070,974 shares of the Company’s common stock outstanding as of the record date, 162,545,337 shares were represented at the Annual Meeting.
(c)	The name of each director elected at the meeting and a brief description of each other matter voted upon at the meeting is set forth below.
The stockholders (1) elected all of the Company's nominees for director; (2) ratified the appointment of Ernst and Young LLP as the Company's independent auditor for the year ending December 31, 2023; (3) approved, on an advisory basis, the Compensation of the Company's Named Executive Officers; and (4) approved, on an advisory basis, the frequency of future executive compensation votes. The tabulation of votes for each proposal is as follows:

(1)    Election of Directors

	For	Against	Abstain	Broker Non-Votes
EVELYN S. DILSAVER	151,400,900	3,284,588	38,598	7,821,251
SIMON JOHN DYER	152,946,534	1,731,097	46,455	7,821,251
CATHY R. GATES	154,182,633	501,472	39,981	7,821,251
JOHN A. HEIL	150,077,508	4,597,630	48,948	7,821,251
MEREDITH SIEGFRIED MADDEN	153,435,534	1,249,950	38,602	7,821,251
RICHARD W. NEU	153,063,127	1,614,829	46,130	7,821,251
SCOTT L. THOMPSON	151,876,537	2,497,198	350,351	7,821,251

(2)    Ratification of Independent Auditors

For	Against	Abstain	Broker Non-Votes
160,944,001	1,562,431	38,905	N/A

(3)    Advisory Vote to Approve the Compensation of Named Executive Officers as described in the Company's 2023 Proxy Statement

For	Against	Abstain	Broker Non-Votes
133,401,353	21,275,136	47,597	7,821,251

(4)    Advisory Vote on the Frequency of Advisory Votes on the Compensation of the Company's Named Executive Officers

1 year	2 years	3 years	Abstain
151,431,834	14,244	3,235,494	42,514

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2023

Tempur Sealy International, Inc.

By:	/s/ Bhaskar Rao
Name:	Bhaskar Rao
Title:	Executive Vice President & Chief Financial Officer